EXHIBIT 99.7



                            TERMS OF PREFERRED STOCK

Section 1. DESIGNATION, AMOUNT AND PAR VALUE. The series of preferred stock shall be designated the 5% Series A Convertible Preferred Stock (the "PREFERRED STOCK") and the number of shares so designated shall be [ ]1 (which shall not be subject to increase without the consent of the holders of the Preferred Stock (each, a "Holder" and collectively, the "HOLDERS")). Each share of Preferred Stock shall have a par value of $.01 per share and a stated value equal to the sum of $10,000 plus all accrued and unpaid dividends to the date of determination (the "STATED VALUE").

Section 2. DEFINITIONS. As used in this Certificate of Designation, the following terms shall have the meanings set forth in this Section 2:

                  "ADDITIONAL PREFERRED" shall mean any shares of the Company's preferred stock (other than the Preferred Stock ) issued pursuant to the Purchase Agreement.

     "BANKRUPTCY EVENT" means any of the following events: (a) the Company or any subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary thereof fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                  "BLOOMBERG" means Bloomberg Financial L.P. (or its successor to reporting stock prices).

                  "CHANGE OF CONTROL TRANSACTION" means the occurrence of any of: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity that is not wholly-owned by the Company, consolidation or sale of 50% or more of the assets of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

                  "CLOSING DATE" shall have the meaning set forth in the Purchase Agreement.

                  "CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market, the closing sales price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market on which the Common Stock is then listed or quoted; (b) if the Common Stock is not then listed or quoted on an Eligible Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing sales price per share of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on an Eligible Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent sales price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the Company's common stock, par value $.01 per share,

and stock of any other class into which such shares may be reclassified or changed.

                  "COMMON STOCK EQUIVALENTS" means any issuance by the Company or a subsidiary thereof of securities (including any rights, options, warrants, or preferred stock) or debt that is convertible into, exchangeable for, or otherwise entitles the holder thereof to receive at any time, shares of Common Stock or securities that entitle the holder to receive, directly or indirectly, shares of Common Stock.

                  "CONVERSION AMOUNT" means, per share of Preferred Stock, the sum of (i) the Stated Value for such shares of Preferred Stock, (ii) all accrued but unpaid dividends thereon and (iii) any other amounts owing with respect to such Stated Value and accrued and unpaid dividends.

                  "CONVERSION PRICE" means (A) as of any Conversion Date or other date of determination during the period beginning on the Original Issue Date and ending on and including the day immediately preceding the Redemption Date, the Fixed Conversion Price; and (B) as of any Conversion Date or other date of determination on or after the Redemption Date, the Redemption Conversion Price (in case of either (A) or (B), as adjusted in accordance with Section 6(g)).

                  "CONVERSION RATIO" means, at any time, a fraction, the numerator of which is Stated Value (or Excess Stated Value, as the case may be) and the denominator of which is the Conversion Price at such time.

                  "DEBENTURES" shall have the meaning set forth in the Purchase Agreement.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq or the Nasdaq SmallCap Market.

                  "EQUITY CONDITIONS" means, with respect to a specified issuance of Common Stock or the Conversion Amount of Preferred Stock, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder pursuant to an effective registration statement, and the prospectus thereunder is available for use by the Holder to sell such shares or all such shares may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common

Stock are approved for listing on such Eligible Market upon issuance; (iv) such issuance would be permitted in full without violating Section 5(a) hereof or the rules or regulations of the Eligible Market on which such shares are listed or quoted; (v) no Bankruptcy Event has occurred; (vi) no Triggering Event nor any event that with the passage of time and without being cured would constitute a Triggering Event has occurred and not been cured, (vii) no public announcement of a pending or proposed Change of Control Transaction has occurred that has not been abandoned, terminated or consummated and (viii) the Company is not in default with respect to any material obligation hereunder or under any other Transaction Document.

                  "FIXED   CONVERSION   PRICE"  means  [$  ]2,  as  adjusted  in
accordance with Section 6(g).

                  "FUNDAMENTAL TRANSACTION" any (i) merger or consolidation of the Company with or into another Person, (ii) any sale of more than one-half of the assets of the Company (on an as valued basis) in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

                  "HOLDER CONVERSION DATE" is the date specified in a Holder Conversion Notice to effect conversions of Preferred Stock under Section 6(a)(i), which date may not be prior to the date the Holder delivers such Holder Conversion Notice. If no Holder Conversion Date is specified in a Holder Conversion Notice, then the Holder Conversion Date for such notice shall be the date that such notice is deemed delivered hereunder.

                  "JUNIOR  SECURITIES"  means  the  Common  Stock  and all other
equity   securities  of  the  Company  other  than  those  securities  that  are outstanding on the Original Issue Date and which are explicitly senior in rights or liquidation preference to the Preferred Stock.

                  "LIQUIDATION"   means  for  any   Person,   any   liquidation,
dissolution or winding-up of such Person, whether voluntary or involuntary, by operation or law or otherwise.

                  "MANDATORY REDEMPTION AMOUNT" for each share of Preferred Stock means the sum of: (i) the greater of (A) 115% of the Stated Value (or Excess Stated Value, as the case may be) and (B) the product of (a) the Closing Price on the Trading Day immediately preceding (x) the date of the Triggering Event or the Conversion Date, as the case may be, or (y) the date of payment in full by the Company of the applicable redemption price, whichever is greater, and (b) the Conversion Ratio calculated on the date of the Triggering Event, or the Conversion Date, as the case may be, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such share of Preferred Stock.

                  "MARKET PRICE" shall have the meaning set forth in the Purchase Agreement.

                  "NASDAQ" means the Nasdaq National Market.

                  "ORIGINAL ISSUE DATE" means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of March 25, 2002, to which the Company and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "REDEMPTION DATE" means March 25, 2006, unless extended pursuant to Section 8(a).

                  "REDEMPTION CONVERSION PRICE" means the lower of (i) the Fixed Conversion Price and (ii) the arithmetic average of the VWAP of the Common Stock on each trading day during the 20 consecutive Trading Days immediately preceding the Redemption Date, as appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such 20 Trading Day period.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of March 25, 2002, to which the Company and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "REGISTRATION   STATEMENT"  means  a  registration   statement
meeting the requirements of the Registration Rights Agreement and covering the resale of, all Underlying Shares by the Holders, who shall be named as "selling stockholders" thereunder.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "STRATEGIC TRANSACTION" means a transaction or relationship in which the Company issues shares of Common Stock to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

                  "TRADING DAY" means: (a) a day on which the shares of Common Stock are listed or quoted and traded on an Eligible Market, or (b) if the shares of Common Stock are not listed or quoted and traded on an Eligible
Market, any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "TRANSACTION DOCUMENTS" shall have the meaning set forth in the Purchase Agreement.

                  "UNDERLYING SHARES" means, collectively, the shares of Common Stock issuable upon conversion of the Conversion Amount of Preferred Stock or upon payment of dividends on the Preferred Stock in accordance with the terms hereof.

                  "VWAP" means, with respect to any date of determination, the daily volume weighted average price (as reported by Bloomberg using the VAP function) of the Common Stock on such date of determination, or if there is no such price on such date of determination, then the daily volume weighted average price on the date nearest preceding such date.

                  "WARRANTS" shall have the meaning set forth in the Purchase Agreement.

Section 3.        DIVIDENDS.

     (a) Holders shall be entitled to receive, out of funds legally available therefor, and the Company shall pay, cumulative dividends on the Preferred Stock at the rate per share (as a percentage of the Stated Value per share) of 5% per annum, payable quarterly in arrears on (i) each March 31, June 30, September 30 and December 31, except if such date is not a Trading Day, in which case such dividend shall be payable on the next succeeding Trading Day (each, a "DIVIDEND PAYMENT DATE") and (ii) to the extent not paid on a Dividend Payment Date, at the option of each Holder, each Conversion Date (as defined below). Dividends on each share of Preferred Stock shall be calculated on the basis of a 365-day year, shall accrue daily commencing on the date on which such share of Preferred Stock is issued (regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such share of Preferred Stock), and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends.

     (b) Subject to the conditions and limitations set forth below, the Company will pay dividends at its option either (i) in cash, or (ii) by delivering by the third Trading Day following the Dividend Payment Date, a number of freely tradable shares of Common Stock equal to the quotient obtained by dividing the amount of such dividend by the average of the VWAP's for the five Trading Days immediately preceding (but not including) the Dividend Payment Date. The Company must deliver written notice to the Holders indicating the manner in which it intends to pay dividends at least ten Trading Days prior to each Dividend Payment Date, but the Company may indicate in any such notice that the election contained therein shall continue for subsequent Dividend Payment Dates until revised. Failure to timely provide such written notice shall be deemed an election by the Company to pay such dividends in cash. All dividends payable in respect of the Preferred Stock on any Dividend Payment Date must be paid in the same manner. Notwithstanding the foregoing, the Company may not pay dividends in stock unless, at such time, the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of the full amount of the Conversion Amount of Preferred Stock. If the Company is required to but fails for any reason to pay dividends in cash by the third Trading Day following a Dividend Payment Date, any Holder may (but shall not be required to) treat such interest as if it had been added to the Stated Value as of such Dividend Payment Date. Any dividends to be paid in cash hereunder that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 15% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the date such dividend is due hereunder through and including the date of payment).

     Section 4. VOTING RIGHTS; CERTAIN PROTECTIVE RIGHTS; (a) Except as otherwise provided herein or as required by applicable law, each Holder shall be entitled to cast one vote for each share of Common Stock into which the outstanding shares of Preferred Stock owned by such Holder could be converted in accordance with the terms hereof on the record date for the determination of stockholders entitled to vote on such matter, or if no record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Notwithstanding the forgoing, if at any time the Conversion Price, as adjusted, shall be lower than the Market Price, for the purposes of this Section 4 only, the Conversion Price for calculating the "as converted" shares of Common Stock for such voting purposes shall be deemed to equal the Market Price. Such voting rights shall apply to all matters on which the Common Stock is entitled or solicited to cast votes or consents. In all such matters, except as expressly provided herein or by law, the Preferred Stock shall vote together with the Common Stock as a single class and shall be entitled to notice of all meetings of the shareholders of the Company and other instances when the Common Stock shall be entitled to or is solicited to cast votes or consents in accordance with applicable law and the bylaws of the Company. Any fractional shares shall be rounded to the nearest whole number (with one-half being rounded upward) for purposes of this Section 4. So long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of at least two thirds of the shares of the Preferred Stock then outstanding: (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (ii) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation senior to or otherwise pari passu with the Preferred Stock, or (iii)enter into any agreement with respect to the foregoing. (b) So long as any Preferred Stock is outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Company directly or indirectly pay or declare any dividend or make any distribution (other than dividends due and paid in the ordinary course on preferred stock of the Company at such times when the Company is in compliance with its payment obligations to the Preferred Stock) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or securities pari passu with the Preferred Stock.

     Section 5. LIQUIDATION. Upon any Liquidation, the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value per share before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance or disposition of 50% or more of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 33% of the voting power of the Company is disposed of, or a consolidation or merger of the Company with or into any other company or companies into one or more companies not wholly-owned by the Company shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 6. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder.

Section 6.  CONVERSION.

     (a) (i) CONVERSION AT OPTION OF THE HOLDER. The Conversion Amount of Preferred Stock shall be convertible into shares of Common Stock (subject to the limitations set forth in Section 6(a)(iii)), at the Conversion Ratio, at the option of the Holder, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions under this Section 6(a)(i) by delivering the Company with a written notice in the form attached hereto as EXHIBIT A (a "HOLDER CONVERSION NOTICE"). (ii) CONVERSION AT OPTION OF THE COMPANY. If following the 18th month anniversary of the Original Issue Date, the VWAP for each of 20 consecutive Trading Days (such 20 consecutive Trading Day period is hereinafter referred to as the "DETERMINATION PERIOD") equals or exceeds 175% of the Conversion Price in effect on the Original Issue Date (as adjusted for stock splits, stock dividends, stock combinations and other similar transactions) (the "PRICING THRESHOLD") Days equals or exceeds 175% of the Conversion Price for such Trading Days, then the Company may, subject to the limitations set forth herein and in Section 6(a)(iii), require the Holder to convert all or any portion of the Conversion Amount of Preferred Stock held by it at the Conversion Ratio on the Company Conversion Date (as defined below). Notwithstanding the foregoing, the Company may not require any conversion under this paragraph (and any notice thereof will be void), unless: (A) the VWAP for each of the 20 consecutive Trading Days immediately preceding the date the Company Conversion Notice (as delivered below) is delivered exceeds the Pricing Threshold and (B) from the beginning of the Determination Period through and including the Company Conversion Date: (i) the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Preferred Stock and (ii) the VWAP on each Trading Day during such period exceeds the Pricing Threshold. The Company shall effect conversions under this Section 6(a)(ii) by delivering to the Holder a written notice in the form attached hereto as EXHIBIT B (the "COMPANY CONVERSION NOTICE"), which Company Conversion Notice, once given, shall be irrevocable. The fifth Trading Day following the date of receipt of the Company Conversion Notice is referred to herein as the "Company CONVERSION DATE." A Holder Conversion Notice and a Company Conversion Notice are sometimes referred to herein as a "CONVERSION NOTICE" and a Holder Conversion Date and a Company Conversion Date are sometimes referred to herein as a "CONVERSION DATE." (iii) CERTAIN CONVERSION RESTRICTIONS. (A) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon any conversion of Preferred Stock (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of
Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Holder Conversion Notice hereunder will constitute a representation by the applicable Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Underlying Shares issuable in respect of such Holder Conversion Notice does not violate the restriction contained in this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger, sale or other business combination or reclassification involving the Company as contemplated herein. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days' prior notice to the Company. Other Holders shall be unaffected by any such waiver. (B) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon any conversion of Preferred Stock (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Holder Conversion Notice hereunder will constitute a representation by the applicable Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Underlying Shares issuable in respect of such Holder Conversion Notice does not violate the restriction contained in this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger, sale or other business combination or reclassification involving the Company as contemplated herein. (C) If the Company has not previously obtained the
Shareholder Approval (as defined below), then the Company may not issue in excess of the Issuable Maximum upon conversions of the preferred stock at a price per share that is less than the Closing Price on the Trading Day immediately preceding the Closing Date (other than to the extent such price per share is reached due to adjustments to conversion prices due to stock splits of the Common Stock). The "ISSUABLE MAXIMUM" means a number of shares equal to 6,383,151 (which equals 19.99% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Closing Date), less a number of shares equal to the shares of Common Stock previously issued upon (x) conversion of any Additional Preferred or Debentures or (y) exercise of any Warrants, in each case of (x) and (y) of a price per share that is less than the Closing Price on the Trading Date immediately preceding the Closing Date (other than to the extent such price per share is reached due to adjustments to conversion prices due to stock splits of the Common Stock) (the "THRESHOLD PRICE"). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing: (x) the number of shares of Preferred Stock issued and sold to such Holder on the Original Issue Date by (y) the aggregate number of all shares of Preferred Stock issued and sold by the Company on the Original Issue Date. If any Holder shall no longer hold shares of Preferred Stock, then such Holder's remaining portion of the Issuable Maximum shall be allocated pro-rata among the remaining Holders. If on any Conversion
Date: (A) the Conversion Price then in effect is less than the Closing Price on the Trading Day immediately preceding the Closing Date (other than to the extent such Conversion Price has been reached due to adjustments as a result of stock splits of the Common Stock) is such that the aggregate number of shares of
Common Stock that would then be issuable upon conversion in full of all then outstanding shares of Preferred Stock, together with any shares of Common Stock previously issued upon conversion of shares of Preferred Stock, Debentures, Additional Preferred, if any, and upon exercise of Warrants (each at a price below the Threshold Price) would exceed the Issuable Maximum, and (B) the Company shall not have previously obtained the vote of shareholders, as may be required by the applicable rules and regulations of the Nasdaq (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof (the "SHAREHOLDER APPROVAL"), then the Company shall issue to the Converting Holder or a number of shares of Common Stock equal to such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum and, with respect to the remainder of the aggregate Stated Value of the shares of Preferred Stock then held by such Holder for which a conversion in accordance with the Conversion Price would result in an issuance of shares of Common Stock in excess of such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum (the "EXCESS STATED VALUE"), the applicable Holder shall have the right to require the Company to either: (1) obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 90th day after such request, or
(2) pay cash, as liquidated damages and not as a penalty, in an amount equal to the Excess Stated Value Amount (as defined below). If a Holder shall have elected the first option pursuant to the immediately preceding sentence and the Company shall have failed to obtain the Shareholder Approval on or prior to the 90th day after such request, then within three (3) days of such 90th day, the Company shall pay cash to such Holder an amount equal to Excess Stated Value Amount. If the Company fails to pay the Excess Stated Value Amount in full pursuant to this Section within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum or such lesser maximum amount that is permitted to be paid by applicable law, to such Holder, accruing daily from the Conversion Date until such amount, plus all such interest thereon, is paid in full. Any such payment of the Excess Principal Value shall be deemed to constitute the Holder's payment in full for the Excess Principal Amount. The Company and the Holder understand and agree that the voting rights of the Preferred Stock shall not apply to any vote for such Shareholders Approval and shares of Common Stock issued to and then held by the Holder as a result of conversions of Preferred Stock shall not be entitled to cast votes on any resolution to obtain Shareholder Approval pursuant hereto and any other voting rights of the Preferred Stock. "Excess Stated Value Amount" means the sum of: (i) the greater of: (A) the Excess Stated Value and (B) the product of (a) the Closing Price on the Trading Day immediately preceding (x) the date of the applicable Conversion Date or (y) the date of payment in full by the Company of the Excess Stated Value Amount, whichever is greater, and (b) the Conversion Ratio calculated on the date of the applicable Conversion Date, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Excess Stated Value. (b) MECHANICS OF CONVERSION. (i) The number of Underlying Shares issuable upon any conversion hereunder shall (subject to the limitations of Section 6(a)(iii)) equal the Conversion Amount of Preferred Stock to be converted (including any dividends that have been added to such Stated Value in accordance with Section 3 hereof), divided by the Conversion Price. (ii) By the third Trading Day after each Conversion Date, the Company shall issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion which, unless required by the Purchase Agreement, shall be free of all restrictive legends. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. If the Company's transfer agent is eligible to participate in the Depositary Trust Corporation DWAC system and no legends are required to be included on the certificates representing Underlying Shares pursuant to the Purchase Agreement, the Company shall, upon request of the Holder, use its best efforts to deliver Underlying Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. (c) To effect conversions hereunder, the Holder shall not be required to physically surrender certificates representing the shares or Stated Value of the Preferred Stock being converted unless the aggregate shares or Stated Value represented by such certificate is being converted, in which event, the Holder shall deliver such certificate promptly to the Company (it being understood that such delivery is not a condition precedent to the Company's obligations to deliver Underlying Shares upon such conversion). Conversions hereunder shall have the effect of lowering the outstanding Stated Value of the Preferred Stock in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion Schedule. The Holder and the Company shall maintain records showing the Conversion Amount of Preferred Stock and number of shares of Preferred Stock converted and the date of such conversions. (d) The Company's obligations to issue and deliver Underlying Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares. (e) If by the third Trading Day after a Conversion Date the Company fails to deliver to the Holder such certificate or certificates in the manner required pursuant to
Section 6(b), then the Holder will have the right to rescind such conversion provided notice of such rescission is provided prior to receipt of such Underlying Shares. (f) If by the third Trading Day after a Conversion Date the Company fails to deliver to the Holder such certificate or certificates in the manner required pursuant to Section 5(b), and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "BUY-IN"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the aggregate number of Underlying Shares that the Company was required to deliver to the Holder in connection with the conversion at issue by
(2) the Closing Price at the time of the obligation giving rise to such purchase obligation and (B) at the option of the Holder, either reinstate the Stated Value and shares of Preferred Stock and equivalent number of Underlying Shares for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Preferred Stock with a market price on the date of conversion totaling $10,000, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. (g) ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price in effect on any Conversion Date shall be subject to adjustments in accordance with this Section 6(g): (i) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while shares of Preferred Stock are outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. (ii) PRO RATA DISTRIBUTIONS. If the Company, at any time while any shares of Preferred Stock are outstanding, shall issue rights, warrants or options to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, warrants or options, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Closing Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right, warrant or option to purchase shares of Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 5(c)(ii), if any such right, warrant or option shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration shall be recomputed and effective immediately upon such expiration shall be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5 upon the issuance of other rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, warrants, or options been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights, warrants or options actually exercised. (iii) SUBSEQUENT EQUITY SALES. (A) Subject to the provisions of Section 6(a)(iii) and other than issuances pursuant to Sections 6(g)(i) or 6(g)(ii), if while shares of Preferred Stock are outstanding the Company shall issue shares of Common Stock, or there shall be issued any Common Stock Equivalents, entitling any Person to acquire shares of Common Stock at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then upon each such issuance, at the option of the Holder, the Conversion Price shall be replaced with the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof). (B) Notwithstanding the foregoing, no adjustment will be made under this Section 6(g)(iii) as a result of:(i) any issuance of Common Stock or Common Stock Equivalents in connection with the acquisition by the Company of all or substantially all of the securities or assets of another entity, (ii) a bona fide underwritten public offering of the Common Stock with gross proceeds to the Company in excess of $30,000,000 (which shall not include equity lines of credit or similar transactions), (iii) any grant of options or Common Stock to employees, officers, directors or bona fide consultants of the Company pursuant to any incentive plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options, (iv) any stock sold under the Company's employee stock purchase plan; (v) any payment of dividends on the Preferred Stock or any interest on the Debentures, in either case in shares of Common Stock or (vi) the issuance of shares of Common Stock in connection with a Strategic Transaction. (iv) ADDITIONAL DISTRIBUTIONS. If the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 6(g)(iii)(B)), then in each such case the Conversion Price at which the Conversion Amount of Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. (v) CALCULATIONS. All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock. (vi) NOTICE OF ADJUSTMENTS. Whenever the Conversion Price is adjusted pursuant to the terms hereof the Company shall promptly mail to each Holder, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. (h) RECLASSIFICATIONS; SHARE EXCHANGES. In case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control Transactions), the Holders of the Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holders shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock of the Company into which such shares of Preferred Stock could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges. (1) FUNDAMENTAL TRANSACTIONS. (A) In case of any Fundamental Transaction, a Holder shall (subject to Section 6(h)(1)(B)), have the right to do any of the following: (1) convert the Conversion Amount of its Preferred Stock into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Fundamental Transaction and such Holder shall be entitled upon such Fundamental Transaction to receive such amount of securities, cash and property as the shares of Common Stock into which the Conversion Amount of such Preferred Stock could have been converted immediately prior to such Fundamental Transaction would have been entitled, (2)(x) require the surviving entity to issue shares of convertible preferred stock with such aggregate stated value equal to the Conversion Amount of Preferred Stock held by such Holder prior to such Fundamental Transaction, plus all other amounts owing thereon, which newly issued shares of preferred stock shall have identical terms to the terms of the Preferred Stock and shall be entitled to all of the rights and privileges of a Holder set forth herein and the agreements pursuant to which the Preferred Stock was issued, and (y) simultaneously with the issuance of such convertible preferred stock, shall have the right to convert such shares only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Fundamental Transaction (the conversion price applicable for the newly issued shares of convertible preferred stock shall be based upon the value and the amount of securities, cash and property that each share of Common Stock would receive in such Fundamental Transaction, the Conversion Ratio immediately prior to the effectiveness or closing date for such Fundamental Transaction and the Conversion Price stated herein), or (3) require the Company to redeem all of the Preferred Stock held by it for a redemption price equal to 110% of the aggregate Stated Value of such Preferred Stock, plus all other amounts owed thereon. (B) Notwithstanding the foregoing and subject to the conditions set forth herein, if following the first year anniversary of the Original Issue Date, the Company consummates a consolidation, merger or other business combination with or into another Person (other than: (x) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (y) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company) in which the cash consideration to be paid for each share of Common Stock equals or exceeds 200% of the Conversion Price in effect immediately prior thereto, the Holders shall be deemed to have automatically converted their Preferred Stock at the Conversion Price immediately prior to the consummation of such transaction and will then be entitled in such transaction to the consideration as the Underlying Shares issuable upon such conversion would be entitled in such transaction. Notwithstanding the foregoing, the automatic conversion pursuant to this Section 6(h)(1)(B) shall not occur unless Equity Conditions (i)-(vi) and (viii) are satisfied with respect to all of the shares of Common Stock proposed to be so issued upon automatic conversion by the Company and such shares are freely tradable by the Holders. (2) Any Fundamental Transaction shall include such terms so as continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such Fundamental Transactions. The rights set forth in Section 6(h)(1)(A) shall not alter the rights of a Holder set forth in Section 7, provided, that, a Holder may only exercise the rights set forth in Section 6(h)(1)(A) or the rights set forth in Section 7 with respect to a single event giving rise to such rights.
(i) NOTICE OF CORPORATE EVENTS. If (a) the Company shall declare a dividend (or any other distribution) on the Common Stock, (b) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (c) the Company shall authorize the granting to all holders of Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (d) the approval of any stockholders of the Company shall be required in connection with any Change of Control Transaction or Fundamental Transaction, or (e) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then the Company shall file a press release or Current Report on Form 8-K to disclose such occurrence and notify the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which any such Change of Control Transaction or Fundamental Transaction is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon any such Change of Control Transaction or Fundamental Transaction. Holders are entitled to convert the Conversion Amount of Preferred Stock during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice. (j) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of Common Stock as shall be issuable (taking into account the provisions of Section 5(a) and Section 5(c)) upon the conversion of all outstanding shares of Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized and issued and fully paid and nonassessable. (k) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Price on the applicable Conversion Date. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon a conversion hereunder, the Company shall pay an amount in cash equal to the Conversion Price multiplied by such fraction. (l) The issuance of certificates for Common Stock on conversion of Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted. (m) Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and may not be reissued. (n) Any and all notices or other communications or deliveries to be provided by the Holders, including, without limitation, any Holder Conversion Notice, shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the attention of the Chief Financial Officer of the Company addressed to 2092 Gaither Road, Rockville, MD 20850, Facsimile No.:
(301) 296-2301, attention Chief Financial Officer, or to such other address or facsimile number as shall be specified in writing by the Company for such purpose. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time)(with confirmation of transmission), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date (with confirmation of transmission), (iii) upon receipt, if sent by a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

     Section 7. REDEMPTION UPON TRIGGERING EVENTS. (a) Upon the occurrence of a Triggering Event (as defined below), each Holder shall (in addition to all other rights it may have hereunder or under applicable law), have the right, exercisable at the sole option of such Holder, and by delivery of a written notice to the Company (a "TRIGGERING EVENT NOTICE") to require the Company to redeem all or a portion of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the sum of (i) the Mandatory Redemption Amount plus (ii) with respect to the number of Underlying Shares issued in respect of conversions hereunder in the ten Trading Days prior to the delivery of a Triggering Event Notice and then held by the Holder, the product of (A) such number of Underlying Shares and (B) the Closing Price on the date such redemption is demanded or the date the redemption price hereunder is paid in full, whichever is greater (such sum, the "REDEMPTION PRICE"). The Redemption Price shall be due and payable within five Trading Days of the date on which a Triggering Event Notice is provided by a Holder. If the Company fails to pay the Redemption Price hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Company will pay interest thereon at a rate of 15% per annum (or the lesser amount permitted by applicable law), accruing daily from such date until the Redemption Price, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the Holder shall have received Underlying Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof. A "TRIGGERING EVENT" means the occurrence of any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body): (i) the failure of a Registration Statement to be declared effective by the Commission by the 30th day after the applicable Effective Date (as defined in the Registration Rights Agreement);
(ii) if, during the Effectiveness Period (as defined in the Registration Rights Agreement), the effectiveness of a Registration Statement lapses for any reason or the Holder shall not be permitted to utilize the prospectus therein to resell Registrable Securities (as defined in the Registration Rights Agreement), for more than an aggregate of twenty Trading Days (which need not be consecutive Trading Days); (iii) the failure of the Common Stock to be listed for trading on an Eligible Market or the suspension of the Common Stock from trading on an Eligible Market, for more than three consecutive Trading Days; (iv) the Company shall fail for any reason to deliver certificates representing Underlying Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the tenth day after the Conversion Date or the Company shall provide notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Preferred Stock in accordance with the terms hereof; (v) the Company shall be a party to any Change of Control Transaction which is not a Fundamental when the same becomes due and payable (whether on a Conversion Date or the Redemption Date or by acceleration or otherwise) or any default in the payment (free of any claim of subordination) of interest in respect of any Debentures, within five Business Days of Transaction, shall agree to sell (in one or a series of related transactions) more than 33% of its assets or shall redeem more than a de minimis number of Common Stock or other Junior Securities (other than redemptions of Underlying Shares); (vi) an Event (as defined in the Registration Rights Agreement) shall not have been cured prior to the expiration of 60 days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Registration Statement to be declared effective by the Commission by the 180th day after the Original Issue Date, which shall be covered by Section 7(a)(i)); (vii) the Company shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within seven days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of an Event within seven days of the date due; (viii) the Company shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder; (ix) the Company shall default on any of its material obligations under any of the Transaction Documents, and such default shall not, if subject to the possibility of a cure by the Company, have been remedied within twenty Trading Days after the date on which written notice of such failure or breach shall have been given; (x) [if the Original Issue Date shall occur prior to March 31, 2003 and] 3 if the Company shall fail to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "2002 ANNUAL REPORT") by March 31, 2003; or (xi) [if the Original Issue Date shall occur prior to March 31, 2004 and] 4 the Company shall fail to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 ANNUAL REPORT") by March 31, 2004.

     Section 8. ADDITIONAL REDEMPTION EVENTS. (a) If any of the Conversion Amount of Preferred Stock remains outstanding on the Redemption Date, then the Conversion Amount of Preferred Stock shall, at the Company's option, either: (I) be converted at the Conversion Ratio as of the Redemption Date without the Holder being required to give a Holder Conversion Notice on the Redemption Date (a "REDEMPTION DATE MANDATORY CONVERSION"), or (II) be redeemed for an amount in cash (the "REDEMPTION DATE REDEMPTION PRICE") equal to the Conversion Amount of Preferred Stock being redeemed (a "REDEMPTION DATE MANDATORY REDEMPTION"). The Company shall be deemed to have elected a Redemption Date Mandatory Redemption unless (i) it delivers to the Holder at least 30 Trading Days prior to the Redemption Date, written notice of its election to effect a Redemption Date Mandatory Conversion and (ii) the Equity Conditions are satisfied with respect to all shares of Common Stock issuable upon a Redemption Date Mandatory Conversion on each of the 30 Trading Days immediately preceding the Redemption Date. If the Company elects or is deemed to have elected a Redemption Date Mandatory Redemption, then on the Redemption Date, the Company shall pay to the Holder, by wire transfer of immediately available funds, an amount equal to the Redemption Date Redemption Price. If the Company elects or is deemed to have elected a Redemption Date Mandatory Redemption and fails to redeem any Conversion Amount of Preferred Stock which is outstanding on the Redemption Date by payment of the Redemption Date Redemption Price, then in addition to any remedy the Holder may have hereunder, the Securities Purchase Agreement and the Registration Rights Agreement, (X) the Redemption Date Redemption Price payable in respect of such unredeemed Conversion Amount of Preferred Stock shall bear interest at the rate of 1.5% per month, pro-rated for partial months, until paid in full, and (Y) the Holder shall have the option to require the Company to convert any or all of the Conversion Amount of Preferred Stock that the Company elected to redeem under this Section 8(a) and for which the Redemption Date Redemption Price (together with any interest thereon ) has not been paid, into shares of Common Stock equal to the number which results from dividing the applicable Redemption Date Redemption Price (together with any interest thereon) by the Conversion Price then in effect. If the Company has timely elected a Redemption Date Mandatory Conversion, then the Conversion Amount of Preferred Stock with respect to which the Company has elected a Redemption Date Mandatory Conversion which remains outstanding on the Redemption Date shall be converted at the Conversion Rate on the Redemption Date as if the Holder had delivered a Holder Conversion Notice with respect to such Conversion Amount of Preferred Stock on the Redemption Date. Promptly following the Redemption Date, the Holder shall surrender stock certificate representing the shares of Preferred Stock, duly endorsed for cancellation, to the Company or the Company's transfer agent. If the Company has elected a Redemption Date Mandatory Conversion or has failed to pay the Redemption Date Redemption Price in a timely manner as described above, then, at the option of the Holder, the Redemption Date shall be extended for the shares of Preferred Stock for as long as (A) the conversion of the Preferred Stock would violate the provisions of Section 6(a)(iii), (B) a Triggering Event shall have occurred and be continuing, or (C) an event shall have occurred and be continuing which with the passage of time and the failure to cure would result in a Triggering Event. Notwithstanding anything to the contrary in this Section 8(a), the Holder may convert the shares of Preferred Stock (subject to Section 6(a)(iii)) into shares of Common Stock at the Conversion Price then in effect pursuant to Section 6(a)(i) on or prior to the date immediately preceding the Redemption Date. (b) [If the Original Issue Date shall occur prior to March 31, 2003 and] 5 if the Company's Earnings Before Interest, Taxes, Depreciation and Amortization less Capital Expenditures (the "ADJUSTED EBIDTA") for the fiscal year ending December 31, 2002 (as reflected in the 2002 Annual Report) is less than $2,750,000, then a Holder may, at any time and from time to time, require the Company to redeem, all or a portion of, up to 50% of the Preferred Stock held by it for a redemption price equal to the aggregate Stated Value of such Preferred Stock elected to be redeemed plus all amounts owing therein. (c) [If the Original Issue Date shall occur prior to March 31, 2004 and] 6 if the Adjusted EBIDTA for the Company's fiscal year ending December 31, 2003 (as reflected in the 2003 Annual Report) is less than $6,500,000, then a Holder may, at any time and from time to time, require the Company to redeem, all or a portion of, up to 100% of the Preferred Stock held by it for a redemption price equal to the aggregate Stated Value of such Preferred Stock elected to be redeemed plus all other amounts owing therein. (d) A redemption price payable pursuant to Section 8(b) or (c) shall be paid on the 30th Trading Day following the date a Holder delivers a request therefor to the Company (the date such request is delivered, the "REQUEST DATE" and the 30th Trading Day following the Request Date, the "DUE DATE"). No later than the 10th Trading Day following the Request Date, the Company shall deliver a notice (a "COMPANY REPLY") to such Holder indicating its irrevocable intent, subject to the conditions and limitations set forth below, to pay the applicable redemption price either entirely in cash or entirely in shares of Common Stock. Failure to timely provide a Company Reply shall be deemed an election by the Company to pay such redemption price hereunder in cash. No later than the 10th Trading Day prior to the Due Date, such Holder shall deliver a notice to the Company indicating the amount of Preferred Stock it elects to redeem pursuant to the terms of Section 8(b) or (c). Any redemption price permitted to be paid hereunder in shares of Common Stock shall be calculated based on the average of the VWAP's for the 20 Trading Days immediately preceding either: (x) the Due Date or (y) the date such shares of Common Stock are actually delivered (if such shares of Common Stock are not delivered on the Due Date), whichever is lower. Notwithstanding the foregoing, the Company may not pay such redemption price in shares of Common Stock (and any Company Reply delivered hereunder shall be void) and must make such payment in full in cash unless, during the period between the Request Date and the Due Date, the Equity Conditions are satisfied with respect to all of the shares of Common Stock proposed to be so issued and such shares are freely tradable by the Holders. At any time on or prior to the Due Date, the Holders may convert any or all of the Conversion Amount of Preferred Stock, and the Company shall honor any such conversions in accordance with the terms hereof. (e) Any redemption price to be paid in cash hereunder which is not paid within five Trading Days following the date due to be paid shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 15% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the date such dividend is due hereunder through and including the date of payment). For purposes of this Section, a share of Preferred Stock is outstanding until such date as the Holder shall have received Underlying Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof.

                                    EXHIBIT A

                    NOTICE OF CONVERSION AT OPTION OF HOLDER

(To be Executed by the Registered Holder in order to convert shares of Preferred Stock)

The undersigned hereby elects to convert the Conversion Amount of Preferred Stock indicated below, into shares of Common Stock of Visual Networks, Inc. as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in the Certificate of Designations governing the rights and privileges of the Preferred Stock.

Conversion calculations:

         Date to Effect Conversion:


         Conversion Amount of Preferred Stock:


         Stated Value of shares of Preferred Stock to be Converted:


         Number of shares of Preferred Stock and Stated Value remaining after Conversion:


         Number of shares of Common Stock to be Issued:


         Conversion Price:


         Signature:

         Name:

         Address:



By the delivery of this Notice of Conversion the Holder represents and warrants to the Company that its ownership of the Common Stock does not exceed the restrictions set forth in Sections 6(a)(iii)(A) and 6(a)(iii)(B) of the Certificate of Designation.

                                    EXHIBIT B

                  NOTICE OF CONVERSION AT OPTION OF THE COMPANY

(To be Executed by the Visual Networks, Inc.
in order to convert shares of Preferred Stock)

The undersigned in the name and on behalf of Visual Networks, Inc., hereby notifies the addressee hereof of its election to exercise its right to convert the number of shares of Series A Convertible Preferred Stock ("Preferred Stock") indicated below, into shares of Common Stock as of the date. This notice is deemed delivered under the Certificate of Designations for the Preferred Stock (the "Certificate"). No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any, which may be incurred by the Company if shares are to be issued in the name of a person other than in the name of the addressee. All terms used in this Notice shall have the meanings set forth in the Certificate.

Conversion calculations:

         Number of shares of Preferred Stock to be Converted:


         Stated Value of shares of Preferred Stock to be Converted:


         Number of shares of Preferred Stock remaining after Conversion:


         Number of shares of Common Stock to be Issued:


         Conversion Price:


         Signature:


         Date:

Footnotes:

1        For the First Additional Preferred - 575 shares

         For the Second  Additional Preferred - 307 shares

         For the Third Additional Preferred - 170 shares





2        The Fixed Conversion Price equals:

         For the First Additional Preferred - 112.5% of the Market Price, but in no event greater than 110% of the average of the daily VWAP of the Common Stock during the last five Trading Days of the period used in calculating the Market Price (as defined in the Purchase Agreement).

         For the Second Additional Preferred -  140% of the Market Price.

         For the Third Additional Preferred -  140% of the Market Price.



3 Only with respect to the Second Additional Preferred and the Third Additional Preferred.

4 Only with respect to the Second Additional Preferred and the Third Additional Preferred.

5 Only with respect to the Second Additional Preferred and the Third Additional Preferred.


6 Only with respect to the First Additional Preferred and the Third Additional Preferred.